CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Apr. 30, 2015	Apr. 30, 2014	Apr. 30, 2013
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid to common shareholders, net of reinvestment	$ 15,519	$ 13,965	$ 11,802
Distributions paid to noncontrolling interests - Unitholders of the Operating Partnership, net reinvestment	636	634	614
Cash paid for interest	$ 4,903	$ 2,855	$ 742